                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 5, 2003
                                                --------------------------------

                            TIDEL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-17288                  75-2193593
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)            Identification No.)

5847 San Felipe, Suite 900, Houston, TX                             77057
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (713) 783-8200
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         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Business Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

             99.1 Press Release dated December 5, 2003.

Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         On December 5, 2003,  the  Registrant  announced that it closed a $6.85 million  financing  with Laurus  Master  Fund,  Ltd.  The  financing is comprised  of a  three-year  convertible  note in the  amount  of $6.45 million and a one-year convertible note in the amount of $400,000. Each of the  notes  are  convertible  into the  Registrant's  common  stock.
         Warrants to purchase the Registrant's common stock were also issued. $6 million  of the  proceeds  were  used to  retire  the  Registrant's  6%
         convertible subordinated debentures.

         The Registrant announced it has continued to sustain substantial losses since the quarter  ended June 30, 2002,  which is the latest period for which it has  filed a Form 10-Q  report.  Accordingly,  the  Registrant expects to report  substantial  losses for the  quarter  and the fiscal year ended September 30, 2002, and for each of the quarters and for the fiscal year ended September 30, 2003. Unaudited revenues for the fiscal years  ended  September  30,  2002 and 2003  were  approximately  $19.4 million and $17.8 million,  respectively.  These financial  results are subject  to the  performance  and  completion  of the  audits  for  the periods.

         For  additional  information,  reference  is made to the press  release which is attached hereto as Exhibit 99.1 and is incorporated  herein by reference.

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                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TIDEL TECHNOLOGIES, INC.

Date:  December 5, 2003
                                      By: /s/ James T. Rash
                                         ---------------------------------------
                                         James T. Rash
                                         Chief Executive and Financial Officer

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                                  EXHIBIT INDEX

                        Exhibit No.                                     Description

99.1        Press Release dated December 5, 2003

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